EXHIBIT 99.3

              CERTIFICATION PURSUANT TO 18 U.S.C. 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-QSB of ITS Networks Inc. (the Company) for the quarter ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the Report), the undersigned Chief Executive Officer and Chief Financial Officer of the Company each hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

Dated:  May  20,  2004


     -----------------------------            -------------------------------
     Gustavo Gomez, Director,                 Herman  de  Haas,
     Chief Executive Officer,                 Director, Executive Vice
     President, Chief Financial               President and Chief Operating
     Officer and Treasurer                    Officer